UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2009

CLENERGEN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-130286	20-2781289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6165 NW 123rd Lane, Coral Springs, Florida	33076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (866) 640-8818

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 18th, 2009, we engaged Holtz Rubenstein Reminick LLP, an independent registered firm of Certified Public Accountants, as our principal independent accountants with the approval of our Company’s board of directors. Accordingly, we dismissed Chang G. Park, CPA, on November 5th, 2009. The decision to change our principal independent accountants was based on the decision of our Company’s new directors.

Chang G. Park, CPA’s report dated January 19, 2009, for the past two fiscal years ended October 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Chang G. Park, CPA expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Chang G. Park, CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Chang G. Park, CPA, would have caused Chang G. Park, CPA to make reference to the subject matter of the disagreements in connection with their report. Our company provided Chang G. Park, CPA with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Chang G. Park, CPA, dated November 19, 2009, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended October 31, 2008 and 2007, and the subsequent interim period through the date hereof, we have not consulted Holtz Rubenstein Reminick LLP on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Neither was a written report provided by Holtz Rubenstein Reminick LLP nor oral advice provided that Holtz Rubenstein Reminick LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or was there any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits required by Item 601 of Regulation S-K

Exhibit
Number	Description

(16)	Letter Re Change in Certifying Accountant

16.1	Letter from Chang G. Park, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLENERGEN CORPORATION

/s/ Mark Quinn
Mark Quinn
Director

Date: November 20, 2009